                                                                 Loan No. 6032ZR

                         SECOND MODIFICATION AGREEMENT
                                 UNSECURED LOAN

THIS SECOND MODIFICATION AGREEMENT is dated as of July 25, 1996, entered among OASIS RESIDENTIAL, INC., a Nevada corporation ("Company"), MORGAN GUARANTY TRUST COMPANY OF NEW YORK, BANK ONE, ARIZONA, N.A., UNION BANK, DRESDNER BANK AG, Los Angeles Agency and Grand Cayman Branch, and WELLS FARGO BANK, N.A., each individually referred to therein as a lender ("Lender") and collectively referred to as lenders ("Lenders"), and MORGAN GUARANTY TRUST OF NEW YORK and BANK ONE, ARIZONA, Lenders having the capacity of co-agents ("Co-Agents") and WELLS FARGO BANK, N.A., as administrative agent for Lenders and Co-Agents (in such capacity, "Administrative Agent").

                                    RECITALS

A. Pursuant to the terms of a Credit Agreement between Company and Lenders dated September 25, 1995 ("Credit Agreement"), Lenders made a loan to Company in the aggregate principal amount of ONE HUNDRED FIFTY MILLION AND NO/100THS DOLLARS ($150,000,000.00) ("Loan"). The Loan is evidenced by promissory notes dated as of the date of the Credit Agreement, executed by Company in favor of Lenders, in the following principal amounts:

                 Morgan Guaranty Trust Company of New York $35,000,000.00;

                 Bank One, Arizona, N.A. $35,000,000.00;

                 Union Bank $20,000,000.00;

                 Dresdner Bank AG $20,000,000.00; and

                 Wells Fargo Bank, N.A. $40,000,000.00 (each singularly
                                                  Morgan Note, Bank One Note,
                                                  Union Note, Dresdner Note and
                                                  Wells Note, respectively, and
                                                  collectively, the "Note").

B. The Note and Credit Agreement have been previously amended and modified by modification agreement dated: February 27, 1996 (the "First Modification").

C. The Note, Credit Agreement, the First Modification Agreement, this Second Modification Agreement, the other documents described in the Credit Agreement as "Loan Documents" together with all modifications and amendments thereto and any document required hereunder, are collectively referred to herein as the "Loan Documents".

D. By this Second Modification Agreement, Company, Administrative Agent, Co-Agents and Lenders intend to modify and amend certain terms and provisions of the Loan Documents.

NOW, THEREFORE, Company, Administrative Agent, Co-Agents and Lenders agree as follows:

1. CONDITIONS PRECEDENT. The following are conditions precedent to Lenders' obligations under this Agreement:

         1.1 Receipt and approval by Administrative Agent of the executed originals of this Second Modification Agreement, and any and all other documents and agreements which are required pursuant to this Second Modification Agreement or which Administrative Agent has requested pursuant to the Loan Documents, in form and content acceptable to Administrative Agent;





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                                                                 Loan No. 6032ZR

         1.2 Reimbursement to Administrative Agent by Company of Lender's costs and expenses incurred in connection with this Agreement and the transactions contemplated hereby, including, without limitation, attorneys' fees, and documentation costs and charges, whether such services are furnished by Lender's employees or agents or by independent contractors;

         1.3 The representations and warranties contained herein are true and correct.

2. REPRESENTATIONS AND WARRANTIES. Company hereby represents and warrants that no breach or failure of condition has occurred, or would exist with notice or the lapse of time or both, under any of the Loan Documents, as modified by this Second Modification Agreement, and all representations and warranties herein and in the other Loan Documents are true and correct, which representations and warranties shall survive execution of this Second Modification Agreement.

3. MODIFICATION OF LOAN DOCUMENTS. The Loan Documents are hereby supplemented and modified to incorporate the following, which shall supersede and prevail over any conflicting provisions of the Loan
         Documents:

         3.01    DEFINED TERMS.   Effective July 29, 1996, the following
                 defined terms are hereby added to Section 1.1
                 DEFINED TERMS.   of the Credit Agreement, as follows:

                 "Duff & Phelps" - means Duff & Phelps Credit Rating Co.

                 "Rating Agencies" - means each of (i) S&P, (ii) Moody's and
                 (iii) Duff and Phelps.

         3.02 AMENDMENT TO DEFINITION OF "APPLICABLE LIBO RATE MARGIN". For all new LIBO Rate Loans, effective as of July 29, 1996, the definition of "Applicable LIBO Rate Margin" set forth in
                 Section 1.1 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

                 "Applicable LIBO Rate Margin" means, as of any date of determination: (i) 1.25%, if Company's senior unsecured long term debt obligations are rated at least BBB+/Baa 1 by the Rating Agencies, (ii) 1.375%, if Company's senior unsecured long term debt obligations are rated at least BBB/Baa2 by the Ratings Agencies but the condition set forth in clause (i) of this definition is not satisfied, (iii) 1.50%, if Company's senior unsecured long term debt obligations are rated at least BBB-/Baa3 by the Rating Agencies but neither the condition set forth in clause (i) of this definition nor the condition set forth in clause (ii) of this definition is satisfied, or
                 (iv) 1.75%, if the Company's senior unsecured long term debt obligations does not satisfy the conditions of any of clause
                 (i), clause (ii), or clause (iii) of this definition.

                 The assigned rating of the Company's senior unsecured long term debt obligations given by at least two of three Rating Agencies will be used for purposes of determining the Applicable LIBO Rate Margin.

         3.03 AMENDMENT TO EXTENSION OF THE MATURITY DATE. Section 2.9 Extension of the Maturity Date. subparagraphs (i) through (v) of the Credit Agreement are hereby supplemented to incorporate the following subparagraph (vi):

                 "(vi) Lenders shall have reaffirmed or restated the definition of Applicable LIBO Rate Margin."

4. FORMATION AND ORGANIZATIONAL DOCUMENTS. Company has previously delivered to Administrative Agent all of the relevant formation and organizational documents of Company, of the partners or joint venturers of Company (if any), and of all guarantors of the Loan (if any), and all such formation documents remain in full force and effect and have not been amended or modified since they were delivered to Administrative Agent. Company hereby certifies that: (i) the above documents are all of the

                                                                 Loan No. 6032ZR

                 relevant formation and organizational documents of Company;
                 (ii) they remain in full force and effect; and (iii) they have not been amended or modified since they were previously delivered to Administrative Agent.

5. NON-IMPAIRMENT. Except as expressly provided herein, nothing in this Second Modification Agreement shall alter or affect any provision, condition, or covenant contained in the Loan Documents or affect or impair any rights, powers, or remedies thereunder, it being the intent of the parties hereto that the provisions of the Loan Documents shall continue in full force and effect except as expressly modified hereby.

6. MISCELLANEOUS. This Second Modification Agreement and the other Loan Documents shall be governed by and interpreted in accordance with the laws of the State of Nevada, except if preempted by Federal law. In any action brought or arising out of this Second Modification Agreement or the Loan Documents, Company, and the general partners and joint venturers of Company, hereby consent to the jurisdiction of any Federal or State Court having proper venue within the State of Nevada and also consent to the service of process by any means authorized by Nevada or federal law. The headings used in this Second Modification Agreement are for convenience only and shall be disregarded in interpreting the substantive provisions of this Second Modification Agreement. Except as expressly provided otherwise herein, all terms used herein shall have the meaning given to them in the other Loan Documents. Time is of the essence of each term of the Loan Documents, including this Second Modification Agreement. If any provision of this Second Modification Agreement or any of the other Loan Documents shall be determined by a court of competent jurisdiction to be invalid, illegal or unenforceable, that portion shall be deemed severed therefrom and the remaining parts shall remain in full force as though the invalid, illegal, or unenforceable portion had never been a part thereof.

7. INTEGRATION; INTERPRETATION. The Loan Documents, including this Second Modification Agreement, contain or expressly incorporate by reference the entire agreement of the parties with respect to the matters contemplated herein and supersede all prior negotiations. The Loan Documents shall not be modified except by written instrument executed by all parties. Any reference to the Loan Documents in any of the Loan Documents includes any amendments, renewals or extensions approved by Lenders.

8. EXECUTION IN COUNTERPART. This Agreement, and other Loan Documents which expressly so provide, may be executed in any number of counterparts, each of which when executed and delivered will be deemed to be an original and all of which, taken together, will be deemed to be one and the same instrument.

IN WITNESS WHEREOF, Company, Administrative Agent, Co-Agents and Lenders have caused this Second Modification Agreement to be duly executed as of the date first above written.









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
                                                                 Loan No. 6032ZR


              "LENDERS"

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually and as Administrative
Agent

BY:______________________________
         Mark D. Osgood
         Its:     Vice President
              -------------------

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as Co-Agent

BY:______________________________

  Its:___________________________

BANK ONE, ARIZONA, N.A., individually
and as Co-Agent

BY:______________________________

  Its:___________________________

UNION BANK

BY:______________________________

  Its:___________________________

BY:______________________________

  Its:___________________________

DRESDNER BANK AG, LOS ANGELES AGENCY AND
GRAND CAYMAN BRANCH

BY:______________________________

  Its:___________________________

BY:______________________________

  Its:___________________________


              "COMPANY"

OASIS RESIDENTIAL, INC., a Nevada corporation

By:______________________________

   ITS:__________________________

                                                                 Loan No. 6032ZR


              "LENDERS"

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually and as Administrative
Agent

BY:______________________________
         Mark D. Osgood
         Its:     Vice President
              -------------------

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as Co-Agent

BY:______________________________

  Its:___________________________

BANK ONE, ARIZONA, N.A., individually
and as Co-Agent

BY:        /SIG/
   ------------------------------
  Its:  Vice President
      ---------------------------

UNION BANK

BY:______________________________

  Its:___________________________

BY:______________________________

  Its:___________________________

DRESDNER BANK AG, LOS ANGELES AGENCY AND
GRAND CAYMAN BRANCH

BY:______________________________

  Its:___________________________

BY:______________________________

  Its:___________________________


             "COMPANY"

OASIS RESIDENTIAL, INC., a Nevada corporation

By:______________________________

   ITS:__________________________

                                                                 Loan No. 6032ZR


              "LENDERS"

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually and as Administrative
Agent

BY:   /s/ MARK D. OSGOOD
   ------------------------------
         Mark D. Osgood
         Its:     Vice President
              -------------------

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as Co-Agent

BY:______________________________

  Its:___________________________

BANK ONE, ARIZONA, N.A., individually
and as Co-Agent

BY:______________________________

  Its:___________________________

UNION BANK

BY:______________________________

  Its:___________________________

BY:______________________________

  Its:___________________________

DRESDNER BANK AG, LOS ANGELES AGENCY AND
GRAND CAYMAN BRANCH

BY:______________________________

  Its:___________________________

BY:______________________________

  Its:___________________________


             "COMPANY"

OASIS RESIDENTIAL, INC., a Nevada corporation

By:     /s/ SCOTT S. INGRAHAM
   ------------------------------
        Scott S. Ingraham
   ITS:      President
       --------------------------

                                                                 Loan No. 6032ZR


             "LENDERS"

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually and as Administrative
Agent

BY:______________________________
         Mark D. Osgood
         Its:     Vice President
              -------------------


MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as Co-Agent

BY:  /s/ MICHAEL M. ERRICHETTI
   ------------------------------
  Its:  VICE PRESIDENT
      ---------------------------

BANK ONE, ARIZONA, N.A., individually
and as Co-Agent

BY:______________________________

  Its:___________________________

UNION BANK

BY:______________________________

  Its:___________________________

BY:______________________________

  Its:___________________________

DRESDNER BANK AG, LOS ANGELES AGENCY AND
GRAND CAYMAN BRANCH

BY:______________________________

  Its:___________________________

BY:______________________________

  Its:___________________________


             "COMPANY"

OASIS RESIDENTIAL, INC., a Nevada corporation

By:______________________________

   ITS:__________________________

                                                                 Loan No. 6032ZR


               "LENDERS"

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually and as Administrative
Agent

BY:______________________________
         Mark D. Osgood
         Its:     Vice President
             --------------------

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as Co-Agent

BY:______________________________

  Its:___________________________

BANK ONE, ARIZONA, N.A., individually
and as Co-Agent

BY:   /SIG/
   ------------------------------
  Its:  Vice President
      ---------------------------

UNION BANK

BY:______________________________

  Its:___________________________

BY:______________________________

  Its:___________________________

DRESDNER BANK AG, LOS ANGELES AGENCY AND
GRAND CAYMAN BRANCH

BY:______________________________

  Its:___________________________

BY:______________________________

  Its:___________________________


             "COMPANY"

OASIS RESIDENTIAL, INC., a Nevada corporation

By:______________________________

   ITS:__________________________

                                                                 Loan No. 6032ZR


               "LENDERS"

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually and as Administrative
Agent

BY:______________________________
         Mark D. Osgood
         Its:     Vice President
             --------------------

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as Co-Agent

BY:______________________________

  Its:___________________________

BANK ONE, ARIZONA, N.A., individually
and as Co-Agent

BY:______________________________

  Its:___________________________

UNION BANK

BY:     /SIG/
   ------------------------------
  Its:  Assistant Vice President
      ---------------------------
BY:     /SIG/
   ------------------------------
  Its:  Vice President & Manager
      ---------------------------

DRESDNER BANK AG, LOS ANGELES AGENCY AND
GRAND CAYMAN BRANCH

BY:______________________________

  Its:___________________________

BY:______________________________

  Its:___________________________


              "COMPANY"

OASIS RESIDENTIAL, INC., a Nevada corporation

By:______________________________

   ITS:__________________________

                                                                 Loan No. 6032ZR


              "LENDERS"

WELLS FARGO BANK, NATIONAL ASSOCIATION,
individually and as Administrative
Agent

BY:______________________________
         Mark D. Osgood
         Its:     Vice President
             --------------------

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, individually and as Co-Agent

BY:______________________________

  Its:___________________________

BANK ONE, ARIZONA, N.A., individually and as Co-Agent

BY:______________________________

  Its:___________________________

UNION BANK

BY:______________________________

  Its:___________________________

BY:______________________________

  Its:___________________________

DRESDNER BANK AG, LOS ANGELES AGENCY AND
GRAND CAYMAN BRANCH

BY:      /SIG/
   ------------------------------
  Its:   AVP
      ---------------------------
BY:      /SIG/
   ------------------------------
  Its:   AVP
      ---------------------------

               "COMPANY"

OASIS RESIDENTIAL, INC., a Nevada corporation

By:______________________________

   ITS:__________________________

[ ] ADD        [ ] CHANGE           [ ] DELETE LINE NUMBER______________________

                                  CERTIFICATE

             (For Disbursement of Loan Proceeds By Funds Transfer)

I hereby certify that the following officers ("Transfer Authorizers") of OASIS RESIDENTIAL, INC., a Nevada corporation ("Company") have authority under the Loan Documents described below to initiate drawdowns of loan proceeds and under that certain Funds Transfer Agreement for Disbursement of Loan Proceeds dated September 25, 1995 between WELLS FARGO BANK, NATIONAL ASSOCIATION ("Wells Fargo") and Company and to initiate and verify transfers of such loan proceeds up to the maximum wire amounts specified after their names. I further certify that the titles and telephone numbers following the names of such officers are the current, true and authentic titles and telephone numbers of such officers.

DESCRIPTION OF LOAN DOCUMENTS:



Loan Number: 6032ZR    Loan Amount: $150,000,000.00    Date: September 25, 1995

                              TRANSFER AUTHORIZERS

                                                                                                          Maximum
         Name and Title                                                     Telephone No.               Wire Amount*
         --------------                                                     -------------               ------------
         Robert V. Jones, CEO/Chairman of the Board                        (702) 435-9800             $150,000,000.00

         Scott S. Ingram, President/COO                                    (702) 435-9800             $150,000,000.00

         Allan O. Hunter, Jr. EVP/Secretary                                (702) 435-9800             $150,000,000.00

         Marianne K. Aguiar, VP/Controller/Treasurer                       (702) 435-9800             $150,000,000.00

         John M. Clayton, SrVP/CFO/Assistant Secretary                     (702) 435-9800             $150,000,000.00

*  Maximum Wire Amount may not exceed the Loan Amount.

I further certify that I am authorized by the resolutions of Company to designate the Transfer Authorizers named above.

Wells Fargo is hereby authorized to rely on this Certificate until a new Certificate certified by an officer of Company is received by Wells Fargo even in the event that any or all of the foregoing information may have changed.


            /SIG/                                  Scott S. Ingraham, President
--------------------------------                --------------------------------
        Officer's Signature                                 Name Printed

            /SIG/                                Allan O. Hunter, Jr., Secretary
--------------------------------                --------------------------------
        Officer's Signature                                 Name Printed



OASIS RESIDENTIAL, INC., a Nevada corporation               July 29, 1996
---------------------------------------------   --------------------------------
         Company Name                                               Date